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                                                                    EXHIBIT 10.3


                                 CINEMARK, INC.
                            LONG TERM INCENTIVE PLAN

                                   ARTICLE I.
                                    PURPOSES

         1.1 Purpose of Plan. The purposes of the Cinemark, Inc. Long Term Incentive Plan (the "PLAN") are to advance the interests of Cinemark, Inc. (the "COMPANY") and its stockholders by providing significant incentives to selected officers, Employees, Directors and Consultants (as defined herein) of the Company and its Subsidiaries (as defined herein) and to enhance the interest of such persons in the Company's success and progress by providing them with an opportunity to become stockholders of the Company. Further, the Plan is designed to enhance the Company's ability to attract and retain qualified management and other personnel necessary for the success and progress of the Company. The Plan provides for (i) Incentive Option grants, (ii) Nonqualified Option grants, (iii) stock appreciation rights grants, (iv) Phantom Stock grants, (v) Restricted Shares grants, and (vi) Performance Share and Performance Share Units awards. The Plan is an amendment and restatement in connection with the assumption and continuation of the Cinemark USA, Inc. Long Term Incentive Plan.

                                   ARTICLE II.
                                   DEFINITIONS

         2.1 Definitions. Certain terms used herein shall have the meaning below stated.

                  (a) "ADMINISTRATOR" means the Board or Committee designated to administer the Plan in accordance with Section 7.1.

                  (b) "AWARD" means an Incentive Option, Nonqualified Option, stock appreciation right, Phantom Stock, Restricted Share, Performance Share and/or Performance Share Unit granted under the Plan.

                  (c) "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

                  (d) "CHANGE OF CONTROL" means: (i) the acquisition, by a single entity (or group of affiliated entities) that is not directly or indirectly controlled by the existing stockholders, of more than 50% of the capital stock of the Company issued and outstanding immediately prior to such acquisition; or (ii) the consummation of any merger or consolidation of the Company or any sale or other disposition of all or substantially all of its assets, if the stockholders of the Company immediately before such transaction own directly or indirectly, immediately after consummation of such transaction, equity securities (other than options and other rights to acquire equity securities) possessing less than 50% of the voting power of the surviving or acquiring corporation. Notwithstanding the foregoing, an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including the Company's initial public offering, shall not be considered a Change of Control. In addition, a transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company's






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incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

                  (e) "CODE" means the Internal Revenue Code of 1986, as amended.

                  (f) "COMMITTEE" means the committee of directors appointed by the Board to administer the Plan pursuant to Article VII hereof.

                  (g) "COMMON STOCK" means the authorized Class A common stock of the Company, par value $.001 per share, as constituted on the date the Plan becomes effective.

                  (h) "COMPANY" means Cinemark Inc., a Delaware corporation.

                  (i) "CONSULTANT" means a consultant or advisor who is a natural person and who provides bona fide services to the Company or a Subsidiary; provided such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

                  (j) "CORPORATE EVENT" shall have the meaning ascribed to such term in Section 5.11(a).

                  (k) "DISABLED" shall have the meaning ascribed to such term in
Section 6.2.

                  (l) "DIRECTOR" means a member of the Board or a member of the board of directors of a Subsidiary.

                  (m) "EMPLOYEE" means an officer or other employee of the Company or a Subsidiary.

                  (n) "FAIR MARKET VALUE" on any date for which fair market value is to be determined hereunder means (i) the reported closing price on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading, or, (ii) if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotation National Market (the "NASDAQ NATIONAL MARKET"), or, (iii) if the shares of Common Stock are not quoted on the NASDAQ National Market, the average of the highest reported bid and the lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. (the "NASD") through NASDAQ, or, (iv) if not so reported through NASDAQ as reported through the National Quotation Bureau, Incorporated ("NQBI") or a similar organization if NASDAQ or NQBI is no longer reporting such information. For Options approved at such times as the Common Stock is not reported or quoted by any such organization (including options approved prior to the initial public stock offering of the Company), the fair market value of the shares of Common Stock shall be the fair market value thereof determined in good faith by the Administrator. In addition to the above rules, Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse. For purposes of determining the exercise price for an Incentive Option granted prior to the







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Amendment and Restatement Effective Date, the Fair Market Value shall be the value of the Common Stock on the date immediately preceding the date of grant based on quoted prices as determined above. For Incentive Options granted on or after the Amendment and Restatement Effective Date, the Fair Market Value shall be the value of the Common Stock on the date of the grant based on quoted prices as determined above.

                  (o) "INCENTIVE OPTION" means an Option intended to qualify as an incentive option under Section 422 of the Code.

                  (p) "NONQUALIFIED OPTION" means an Option that is not intended to qualify as an Incentive Option.

                  (q) "OPTION" means an option to purchase Common Stock granted by the Administrator to a Participant pursuant to Article V hereof.

                  (r) "OPTION AGREEMENT" means an agreement between the Company and an Optionee evidencing the terms of an Option granted under the Plan.

                  (s) "OPTIONEE" means a Participant to whom an Option has been granted under the Plan.

                  (t) "PARTICIPANT" means an Employee, Director or Consultant to whom Options, Phantom Shares, Restricted Shares or Performance Share Units have been granted or awarded under the Plan.

                  (u) "PERFORMANCE CYCLE" means the period of time, designated by the Administrator, over which Performance Shares may be earned.

                  (v) "PERFORMANCE SHARES" means shares of Common Stock granted pursuant to Section 5.9 of the Plan which may be subject to the restrictions and other terms and conditions prescribed in the Plan.

                  (w) "PERFORMANCE SHARE UNITS" means contingent rights to receive Performance Shares pursuant to Section 5.9 of the Plan.

                  (x) "PLAN" means the Cinemark, Inc. Long Term Incentive Plan, as set forth herein and as from time to time amended.

                  (y) "PUBLICLY TRADED" shall mean corporate stock that is listed or admitted to unlisted trading privileges on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD or if sales or bid and offer quotations are reported for that class of stock on the NASDAQ National Market.

                  (z) "RESTRICTED SHARES" means the shares that are awarded to a Participant pursuant to this Section which on the date of award are both nontransferable and subject to a substantial risk of forfeiture.




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                  (aa) "RESTRICTED PERIOD" means the period during which the
Restricted Shares remain nontransferable and subject to the substantial risk of forfeiture.

                  (bb) "SERVICE" means service provided to the Company or a Subsidiary as an Employee, Director or Consultant.

                  (cc) "SUBSIDIARY" means a subsidiary of the Company within the meaning of Section 424(f) of the Code.

                                  ARTICLE III.
                   STOCKHOLDER APPROVAL; RESERVATION OF SHARES

         3.1 Stockholder Approval. The Plan shall become effective only if, within 12 months from the date the Plan is adopted by the Board, the Plan is approved by the affirmative vote of the holders of a majority of the shares of capital stock of the Company entitled to vote thereon, or by written consent of such holders, in accordance with the applicable provisions of the Certificate of Incorporation and Bylaws of the Company and applicable state law.

         3.2 Shares Reserved Under Plan. The aggregate number of shares of Common Stock which may be issued upon the exercise of Options granted under the Plan or otherwise awarded under the Plan shall not exceed 2,644,380 shares (as may be adjusted pursuant to Section 9.4 of the Plan). If stock appreciation rights are granted with respect to any Options under this Plan, the total number of shares of stock for which Options granted under this Plan may thereafter be exercised shall be irrevocably reduced not only when there is an exercise of an Option granted under the Plan, but also when such Option is surrendered upon an exercise of a stock appreciation right granted under this Plan, in either case by the number of shares covered by the portion of such Option which is exercised or surrendered. When the exercise price for an Option granted under this Plan is paid with previously outstanding shares or with shares as to which the Option is being exercised, as permitted in Section 5.7, the total number of shares of stock for which Options granted under this Plan may thereafter be exercised shall be irrevocably reduced by the total number of shares for which such Option is thus exercised. Shares of Common Stock issued upon the exercise of Options granted under the Plan or other Award under the Plan may consist of either authorized but unissued shares or shares which have been issued and which shall have been heretofore or shall be hereafter reacquired by the Company. The total number of shares authorized under the Plan shall be subject to increase or decrease in order to give effect to the provisions of Section 9.4 hereof and to give effect to any amendment adopted pursuant to Article VIII. If any Option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the number of shares as to which such Option was not exercised shall again be available for purposes of the Plan. If any Restricted Share is terminated, cancelled or forfeited for any reason, the Restricted shares shall again be available for purposes of the Plan. The Company shall at all times while the Plan is in effect reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. The maximum number of shares of Common Stock to which Awards or sales of Common Stock may be granted under the Plan to any Participant in any one calendar year shall be 1,000,000 shares. The maximum amount of compensation that may be paid to any Employee pursuant to all Awards granted to such Employee in any one calendar year under the Plan may not exceed





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the Fair Market Value of the Company's Common Stock (determined as of the applicable date) multiplied by 1,000,000.

                                   ARTICLE IV.
                              PARTICIPATION IN PLAN

         4.1 Eligibility. Awards under the Plan may be granted to any Employee, Director or Consultant of the Company or a Subsidiary. The Administrator shall determine those Employees, Directors and Consultants to whom Awards shall be granted, and, subject to Section 3.2 hereof, the number of shares of Common Stock subject to each such Award. Incentive Options or Nonqualified Options may be granted to an Employee. The grant of an Award under the Plan to a Participant shall not be deemed either to entitle such Participant to, or disqualify such Participant from, participation in any other grant of Awards under the Plan.

         4.2 Participation Not Guarantee of Service. Nothing in this Plan or in any Option Agreement or other Award agreement shall in any manner be construed to limit in any way the right of the Company or any Subsidiary to terminate a Participant's Service at any time, without regard to the effect of such termination on any rights such Participant would otherwise have under this Plan, or give any right to a Participant to remain employed or retained by the Company or a Subsidiary thereof in any particular position or at any particular rate of compensation.

         4.3 Effect of Plan. Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any Employee, Director or Consultant any right to be granted an Award or any other rights except as may be evidenced by the Award Agreement, or any amendment thereto, duly authorized by the Administrator and executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right of the Board, the Committee or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, or shares of preferred stock ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding. Nothing contained in the Plan or in any Award Agreement for an Award granted thereunder shall confer upon any Participant any right to (i) continue rendering Services to the Company or any of its Subsidiaries or (ii) interfere in any way with the right of the Company or any of its Subsidiaries to terminate his or her Services at any time.

                                   ARTICLE V.
                   GRANT AND EXERCISE OF OPTIONS; OTHER AWARDS

         5.1 Grant of Options. The Administrator may from time to time in its discretion grant Options to Employees, Directors or Consultants. All Options under the Plan shall be granted within ten years from the date the Plan is adopted by the Board or the date the Plan is approved by holders of the capital stock of the Company, entitled to vote thereon, whichever is earlier.




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         5.2 Incentive Stock Options. The Administrator may authorize the grant of Incentive Options subject to the terms and conditions set forth herein. The grant of an Incentive Option shall be evidenced by a written Incentive Option Agreement between the Company and the Optionee, setting forth the number of shares of Common Stock subject to the Incentive Option evidenced thereby and the terms, conditions and restrictions applicable thereto. The aggregate Fair Market Value of the Common Stock with respect to which Incentive Options granted under all incentive stock option plans of the Company and its Subsidiaries are exercisable for the first time by the Optionee during any calendar year shall not exceed $100,000 or such other threshold in accordance with applicable law. Incentive Options may only be granted to Employees.

         5.3 Nonqualified Stock Options. The Administrator may authorize the grant of Nonqualified Options subject to the terms and conditions set forth herein. The grant of a Nonqualified Option shall be evidenced by a written Nonqualified Option Agreement between the Company and the Optionee, setting forth the number of shares of Common Stock subject to the Nonqualified Option evidenced thereby and the terms, conditions and restrictions applicable thereto.

         5.4 Stock Appreciation Rights. An Option Agreement may provide, if the Administrator so determines, that upon exercise of the Option, the Administrator may elect to have the Company pay, in lieu of receipt from the Optionee of the exercise price and issuance of certificates for the shares of stock exercised, an amount equal to the excess of the Fair Market Value per share on the date of exercise over the per share exercise price under the Option, multiplied by the number of shares covered by the Option or portion thereof being exercised (the "STOCK APPRECIATION"). If such an election is made, the Stock Appreciation shall be paid to the Optionee either in cash or in Common Stock (based on the fair market value of such stock on the date of the exercise by the Optionee), as the Administrator shall determine. The Option to purchase shares shall terminate with respect to the number of shares for which the Stock Appreciation is paid.

         5.5 Option Agreements. Each Option granted under the Plan shall be evidenced by an Option Agreement between the Company and the Optionee in such form as the Administrator shall approve and containing such provisions and conditions not inconsistent with the provisions of the Plan, including the term during which the Option may be exercised and whether in installments or otherwise, as the Administrator shall determine.

         5.6 Option Terms. Options granted under the Plan shall be subject to the following requirements:

                  (a) Option Price. The exercise price of each Incentive Option granted under the Plan shall not be less than the higher of the par value or 100% of the Fair Market Value of the shares of Common Stock subject to the Option on the date the Option is granted. The exercise price of any Nonqualified Options granted under the Plan shall be determined by the Administrator. The exercise price of an Option may be subject to adjustment pursuant to Section 9.4 hereof.




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                  (b) Term of Option. The term during which an Option is
exercisable shall be that period determined by the Administrator as set forth in the applicable Option Agreement, provided that no Option shall have a term that exceeds a period of ten years from the date of its grant. Notwithstanding anything herein to the contrary, no portion of an Option may be exercised after the end of the term of such Option.

                  (c) Nontransferability of Options. Any Option granted under the Plan shall not be transferable by the Optionee other than by will or the laws of descent and distribution, and each such Option shall be exercisable during the Optionee's lifetime only by him or her. No transfer of an Option by an Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Administrator may determine necessary to establish the validity of the transfer. Notwithstanding the foregoing, the Administrator in its sole discretion, may permit the transfer of a Nonqualified Option granted on or after the Amendment and Restatement Effective Date as follows: (i) by gift to a member of the Optionee's immediate family or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the trustor (either or both (i) or (ii) referred to as a "PERMITTED TRANSFEREE"). For purposes of this Section 5.6(c) "immediate family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling, and sibling-in-law and shall include adoptive relationships. A transfer of a Nonqualified Option permitted under this Section hereof may be made only upon written notice to and approval thereof by the Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by will or by operation of the laws of descent and distribution. In addition, following the transfer, the Nonqualified Option shall continue to be subject to the terms of this Plan and the Option Agreement evidencing the Nonqualified Option; provided, however, that where appropriate, the term "OPTIONEE" shall be deemed to apply to the Permitted Transferee. The events of termination of Service shall continue to be applied with respect to the original Optionee.

                  (d) Time and Amount Exercisable. Each Option shall be exercisable in accordance with the provisions of the Option Agreement pursuant to which it is granted in whole, or from time to time in part, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions as the Administrator in its discretion may specify in the Option Agreement. Any portion of an Option which has become exercisable shall remain exercisable until it is exercised in full or it terminates or expires pursuant to the terms of the Plan or the applicable Option Agreement. Effective for Options granted on or after the Amendment and Restatement Effective Date, the Administrator may provide that an Option granted on or after the Amendment and Restatement Effective Date shall be immediately exercisable and provide that upon exercise of the Option, the Optionee shall receive Restricted Shares subject to vesting restrictions.

                  (e) Options Granted to Ten Percent Stockholders. No Incentive Option shall be granted to any Employee who owns, directly or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless at the time the Option is granted, the exercise price of the Option is at least 110% of the Fair Market Value of the Common Stock






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subject to such Option and such Option, by its terms, is not exercisable after the expiration of five years from the date such Option is granted. The provisions of this Section 5.6(e) shall not apply to the grant of Nonqualified Options.

         5.7 Payment of Exercise Price and Delivery of Shares.

                  (a) Manner of Exercise. Shares of Common Stock purchased upon exercise of Options shall at the time of purchase be paid for in full. The Company shall satisfy its employment tax and other tax withholding obligations by requiring the Optionee (or such Optionee's estate or representative) to pay the amount of employment tax and withholding tax, if any, that must be paid under federal, state and local law due to the exercise of the Option or the related stock appreciation right, if any. To the extent that the right to purchase shares has accrued hereunder, Options may be exercised from time to time by written notice to the Administrator stating the full number of shares with respect to which the Option is being exercised and the time of delivery thereof, which shall be at least five (5) days after the giving of such notice unless an earlier date shall have been mutually agreed upon by the Optionee (or other person entitled to exercise the Option) and the Administrator, accompanied by payment to the Company of the purchase price in full and the amount of employment tax and withholding tax due, if any, upon the exercise of the Option. Such payment shall be effected (i) by certified or official bank check, (ii) if so permitted by the Administrator, by the delivery of a number of shares of Common Stock owned by the Participant for at least six months (or such other period as may be established from time to time by the Administrator or generally accepted accounting principles) (plus cash if necessary) having a fair market value equal to the amount of such purchase price and employment or withholding tax; (iii) if so permitted by the Administrator, by payment with financial assistance from the Company pursuant to Section 7.4 hereof or (iv) by delivery of the equivalent thereof acceptable to the Administrator. The Administrator will, as soon as reasonably possible notify the Optionee (or such Optionee's representative) of the amount of employment tax and other withholding tax that must be paid under federal, state and local law due to the exercise of the Option or the related stock appreciation right, if any. At the time of delivery, the Company shall, without transfer or issue tax to the Optionee (or other person entitled to exercise the Option), deliver to the Optionee (or to such other person) at the principal office of the Company, or such other place as shall be mutually agreed upon, a certificate or certificates for the shares of Common Stock; provided, however, that the time of delivery may be postponed by the Administrator for such period as may be required for it with reasonable diligence to comply with any requirements of law. The foregoing notwithstanding, the Administrator may permit in an Option Agreement, at the time of the grant of an Option or by later amendment to an Option Agreement, an alternative exercise of an Option by a "cashless exercise" with a broker or by the surrender of the Option, if the Administrator so permits, in exchange for an amount, payable in cash or shares of Common Stock (except for fractional shares which shall be paid in cash) valued at Fair Market Value as of the date of such surrender, that is equal to the difference between (i) the aggregate Fair Market Value of the shares subject to the portion of the Option being exercised, minus (ii) the total exercise price for the portion of the Option being exercised, plus employment tax and other withholding tax. In the applicable Option Agreement the Administrator may require an Optionee to accept either cash or shares in settlement of any Option so surrendered or may permit the Optionee to request, subject to Administrator approval, cash or shares to be received in settlement. Withholding upon such an alternative exercise shall be effected by any lawful means approved by the Administrator and






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agreed to with the Optionee. Any Common Stock issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan.

                  (b) Rights of Optionee in Stock. Neither any Optionee nor the legal representatives, heirs, legatees or distributees of any Optionee shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock issuable upon exercise of an Option granted hereunder unless and until such shares are issued to him or her or them and such person or persons have received a certificate or certificates therefor. Upon the issuance and receipt of such certificate or certificates, such Optionee or the legal representatives, heirs, legatees or distributees of such Optionee shall have absolute ownership of the shares of Common Stock evidenced thereby, including the right to vote such shares, to the same extent as any other owner of shares of Common Stock, and to receive dividends thereon, subject, however, to the terms, conditions and restrictions of the Plan.

         5.8 Restricted Shares.

                  (a) General. The Administrator, in its sole discretion, may from time to time authorize the grant of Restricted Shares to Employees, Directors or Consultants. The Administrator may determine that the restrictions imposed on the Restricted Shares may lapse with respect to all of the Restricted Shares at the same time, or may lapse with respect to the Restricted Shares on a pro rata basis during the Restricted Period. A certificate or certificates representing the number of Restricted Shares granted shall be registered in the name of the Participant. Until the expiration of the Restriction Period or the lapse of restrictions in the manner provided in paragraph (d) or paragraph (e) of this Section 5.8, the certificate or certificates shall be held by the Company for the account of the Participant, and the Participant shall have beneficial ownership of the Restricted Shares, including the right to receive dividends on, and the right to vote, the Restricted Shares on any matters for which the holders of such Restricted Shares are entitled to vote.

                  (b) Restrictions. Until the expiration of the Restriction Period or the lapse of restrictions in the manner provided in paragraph (d) or paragraph (e) of this Section 5.8, Restricted Shares shall be subject to the following restrictions and any additional restrictions that the Administrator, in its sole discretion, may from time to time deem desirable in furtherance of the objectives of the Plan.

                           (i) The Participant shall not be entitled to receive
the certificate or certificates representing the Restricted Shares;

                           (ii) The Restricted Shares may not be sold,
transferred, assigned, pledged, conveyed, hypothecated, or otherwise disposed of; and

                           (iii) The Restricted Shares may be forfeited
immediately as provided in paragraph (d) of this Section 5.8.

                  (c) Distribution of Restricted Shares. If a Participant to whom Restricted Shares have been granted continues to provide Services to the Company or a Subsidiary during the entire Restriction Period, upon the expiration of the Restriction Period all restrictions

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applicable to the Restricted Shares shall lapse, and the certificate or certificates representing the shares of Common Stock that were granted to the Participant in the form of Restricted Shares shall be delivered to the Participant.

                  (d) Termination of Service. If the Service of a Participant is terminated for any reason other than the retirement, disability (as hereinafter defined), or death of the Participant before the expiration of the Restriction Period, the Restricted Shares shall be forfeited immediately and all rights of the Participant to such shares shall terminate immediately without further obligation on the part of the Company or any Subsidiary. If the Participant's Service is terminated by reason of the retirement, disability or death of the Participant before the expiration of the Restriction Period, the number of Restricted Shares held by the Company for the Participant's account shall be reduced by the proportion of the Restriction Period remaining after the Participant's termination of Service, the restrictions on the balance of such Restricted Shares shall lapse on the date the Participant's Service is terminated; and the certificate or certificates representing the shares of Common Stock upon which the restrictions have lapsed shall be delivered to the Participant (or, in the event of the Participant's death, to the person or persons who shall have acquired the Restricted Shares by bequest or inheritance).

                  (e) Waiver of Restrictions. The Administrator, in its sole discretion, may waive any or all restrictions with respect to Restricted Shares.

                  (f) Agreement. The award of Restricted Shares shall be evidenced by an agreement containing such terms and provisions as are approved by the Administrator, but not inconsistent with the Plan. The Company shall execute Restricted Share agreements upon instructions from the Administrator.

                  (g) Withholding. The Administrator may establish rules and procedures it considers desirable in order to satisfy any obligation of the Company to withhold federal income taxes or other employment taxes with respect to any Restricted Shares awarded under the Plan.

                  (h) Section 83(b) Election. Within thirty days of the date of the transfer of the Restricted Shares to the Participant, the Participant may elect to file a Section 83(b) election with the Internal Revenue Service with respect to all or a portion of the Restricted Shares. The Section 83(b) election, if any, shall be filed in compliance with the Treasury regulations promulgated pursuant to Section 83(b) of the Code.

         5.9 Performance Share Units.

         The Administrator, in its sole discretion, may from time to time authorize the grant of Performance Share Units to Employees, Directors and Consultants. For purposes of this Section 5.9, "PERFORMANCE SHARE UNITS" means the units that are awarded to an Employee pursuant to this Section which may entitle the Participant to a cash payment if certain performance targets applicable to the Company are achieved over a specified period, as provided in this Section 5.9. Performance Share Units awarded to a Participant may be settled entirely or in part by the payment of Performance Shares based on the Fair Market Value of the Common Stock on the settlement date. Performance Share Units shall entitle the Participant to Performance Shares (or cash in lieu thereof) upon the achievement of such performance goals as may be established by

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the Administrator at the time of grant. At such time as it is certified by the
Administrator that the performance goals established by the Administrator have been attained or otherwise satisfied, the Administrator shall authorize the payment of cash in lieu of Performance Shares or the issuance of Performance Shares registered in the name of the Participant.

         If the Participant's Service with the Company or a Subsidiary is terminated before the end of a Performance Cycle for any reason other than retirement, disability or death, the Participant shall forfeit all rights with respect to any Performance Share Units that were being earned during the Performance Cycle. The Administrator, in its sole discretion, may establish guidelines providing that if a Participant's Service is terminated before the end of a Performance Cycle by reason of retirement, the Participant's rights with respect to any Performance Share Units being earned during the Performance Cycle shall, subject to the other provisions of this Section 5.9, continue as if the Participant's Service had continued through the end of the Performance Cycle.

         5.10 Phantom Stock.

                  (a) General. The Administrator, in its sole discretion, may from time to time authorize the grant of Phantom Stock units to Employees, Directors and Consultants. For purposes of this Section 5.10, "PHANTOM STOCK" means the aggregate number of units granted to a Participant pursuant to this Section which as of the date of grant shall be assigned a base unit value on a per unit basis equal to the Fair Market Value of a share of Common Stock as of the date of grant. The Participant shall be entitled to surrender all or a portion of the Phantom Stock units on and after the date or dates provided in the Phantom Stock agreement in exchange for a payment by the Company equal to the number of such units surrendered multiplied by the amount by which the Fair Market Value of the Common Stock on the date of surrender exceeds the base unit value of the units surrendered, which payment may be made, at the Company's discretion, either in cash or in stock taken at its then Fair Market Value, or any combination of such cash and stock; provided, however, no such Phantom Stock units may be surrendered unless the Common Stock is then Publicly Traded.

                  (b) Agreement. The grant of Phantom Stock units shall be evidenced by an agreement containing such terms and provisions as are approved by the Administrator, but not inconsistent with the Plan. The Company shall execute Phantom Stock agreements upon instructions from the Administrator.

                  (c) Nontransferability of Phantom Stock. Any Phantom Stock units granted under the Plan shall not be transferable by the Participant other than by will or the laws of distribution, and such Phantom Stock units may be surrendered during the Participant's lifetime only by him or her. No transfer of any Phantom Stock units by a Participant by will or by law of descent distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Administrator may determine necessary to establish the validity of the transfer.

                  (d) Withholding. The Administrator may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold federal income tax or other employment taxes with respect to any surrender of Phantom Stock units granted under the Plan.

         5.11 Merger or Consolidation and Change of Control.

                  (a) In the event of any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the surviving entity; or a reverse merger in which the Company is the surviving entity, but the shares of Company Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (collectively referred to as a "CORPORATE EVENT"), then, the Company, to the extent permitted by applicable law, but otherwise in its sole discretion may provide for: (i) the continuation of outstanding Options, Restricted Shares and Performance Share Units (collectively referred to as "RIGHTS") by the Company (if the Company is the surviving entity); (ii) the assumption of the Plan and such outstanding Rights by the surviving entity or its parent; (iii) the substitution by the surviving entity or its parent of Rights with substantially the same terms for such outstanding Rights; or (iv) the cancellation of such outstanding Rights without payment of any consideration; provided, however, that if such Rights would be canceled without consideration in accordance with the foregoing, the Participant shall have the right, exercisable during the later of the 15-day period ending on the fifth day prior to such Corporate Event or ten days after the Administrator provides the Rights holder a notice of cancellation, to exercise such Rights in whole or in part without regard to the periods and installments of exercisability made pursuant to Sections 5.6, 5.8 and 5.9, applicable if (and only if) such Rights have not at that time expired or been terminated, failing which purchase, any unexercised portion shall be deemed cancelled as of the date of the Corporate Event.

                  (b) Change of Control

                           (i) With respect to Rights granted prior to the
Amendment and Restatement Effective Date, upon any Change of Control, the Participant shall have the right, exercisable during the later of the 15-day period ending on the fifth day prior to such prior to such Change of Control or ten days after the Administrator provides the Rights holder a notice of a Change of Control, to exercise such Rights in whole or in part without regard to the periods and installments of exercisability made pursuant to Sections 5.6, 5.8 and 5.9, if (and only if) such Rights have not at that time expired or been terminated. In the event that the Rights holder does not exercise such Rights during the foregoing 15-day or ten-day period, whichever is applicable, and the Change of Control does not constitute a Corporate Event, the Rights will remain fully vested and exercisable in accordance with the terms of this Plan. In the event the Change of Control is a result of a Corporate Event, to the extent the Rights holder does not exercise such Rights during the foregoing 15-day or ten-day period, whichever is applicable, such Rights will remain fully vested and exercisable and will be continued, assumed, substituted or cancelled in accordance with Section 5.11(a).

                           (ii) With respect to Rights granted after the
Amendment and Restatement Effective Date, the Administrator may, in its sole and absolute discretion, provide

Participants with benefits upon a Change of Control. Any such benefits shall be set forth in writing by the Administrator.

                  (c) All adjustments under this Section shall be made by the Administrator, whose determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive for all purposes of the Plan and of each Option Agreement or other Award agreement.

         5.12 Dissolution or Liquidation of the Company. In the event of the proposed dissolution or liquidation of the Company, outstanding Rights granted hereunder shall terminate as of a date to be fixed by the Administrator, provided that not less than 15 days' prior written notice of the date so fixed shall be given to the Optionee or Participant, and the Optionee shall have the right, during the 15-day period preceding such termination, to exercise his or her Rights and purchase or receive the full number of shares not previously exercised under such Rights without regard to the periods and installments of exercisability made pursuant to Sections 5.6, 5.8 and 5.9, as applicable, if (and only if) such Rights have not at the time expired or been terminated, failing which purchase, any unexercised portion shall be deemed canceled as of the effective date of such liquidation or dissolution.

                                   ARTICLE VI.
                             TERMINATION OF SERVICE

         6.1 Termination of Service for Cause. In the event that an Optionee's Service by the Company or a Subsidiary shall terminate for Cause (as hereinafter defined), the Options granted to the Optionee pursuant to this Plan shall terminate immediately upon such termination of Service. For the sole purpose of this Plan, the term "CAUSE" shall mean "Cause" as defined in any written Service agreement in effect between the applicable Optionee and the Company or a Subsidiary, or if such Optionee is not a party to a written Service agreement in which Cause is defined, then Cause shall mean (i) the abuse of illegal drugs or other controlled substances or the intoxication of such Optionee during working hours, (ii) the arrest for, or conviction of, a felony, (iii) the unexcused absence by such Optionee from the Optionee's regular job location for more than five consecutive days or for more than the aggregate number of days permitted to the Optionee under Company vacation and sick leave policies applicable to the Optionee or (iv) any conduct or activity of such Optionee deemed injurious to the Company in the reasonable discretion of the Director of Human Resources of the Company or the Board of Directors.

         6.2 Death or Disability.

                  (a) In the event that an Optionee shall die while employed to render Services to the Company or a Subsidiary, Optionee, his or her estate, or beneficiary shall have the right to exercise for the number of shares as to which the Option might have been exercised on the date of the Optionee's death, and such right shall expire on the expiration date of the Option. In the event that an Optionee's Service to the Company or a Subsidiary is terminated because Optionee has become disabled, the Optionee shall have the right to exercise the Option at any time within one year of termination of the Optionee's Service by the Company or a Subsidiary due to disability, as the case may be, only to the extent the Optionee was entitled to exercise his or her

Option immediately prior to such occurrence. To the extent that the Option is not so exercised as specified above, it shall expire at the end of the applicable period. For purposes of this Plan, an Optionee shall be considered disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months.

                  (b) If an Optionee dies during the three-month period after the termination of his or her Services to the Company or a Subsidiary and at the time of his or her death the Optionee was entitled to exercise an Option theretofore granted to him or her, the Option shall, unless the applicable Option Agreement provides otherwise, expire three months (or with respect to Options granted on or after the Amendment and Restatement Effective Date, one year) after the date on which his or her position as an Employee, Director or Consultant of the Company or a Subsidiary is terminated, but in no event later than the date on which the Option would have expired if the Optionee had lived. Until the expiration of such three-month or one-year period, whichever is applicable, the Option may be exercised by the Optionee's executor or administrator or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of his or her death and, to the extent the Option is not so exercised, it shall expire at the end of such three-month or one-year period, whichever is applicable.

         6.3 Other Terminations. In the event that termination of Services to the Company or a Subsidiary occurs other than for Cause or for death or disability pursuant to Sections 6.1 or 6.2 above, the applicable Optionee shall have the right to exercise his or her Option at any time within three months after such termination to the extent he or she was entitled to exercise the same immediately prior to such termination. To the extent that the Option is not so exercised, it shall expire at the end of such three-month period.

         6.4 Subject to Repurchase. All shares of Common Stock purchased by an Optionee or his or her estate or beneficiary shall be subject to repurchase by the Company pursuant to Section 9.3 of this Plan.

         6.5 Alternative Provisions. The provisions of this Article VI shall apply to all Options granted under the Plan except to the extent expressly provided otherwise in any Option Agreement.

                                  ARTICLE VII.
                             ADMINISTRATION OF PLAN

         7.1 Administration. The Plan shall be administered by the Board of Directors or a Committee of the Board of Directors in accordance with the terms of this Article VII (the "ADMINISTRATOR"). If the Common Stock of the Company is Publicly Traded, the committee shall consist of not less than two Directors who shall each qualify as Non-Employee Directors (within the meaning of Item 404 of Regulation S-K of the Securities Act of 1933, as amended) and "outside directors" within the meaning of Treas. Reg. Section 1.162-27(e)(3) as may be appointed by the Board of the Company, all of whom are members of the Board. Any such committee appointed by the Board, or the Board itself during such periods as no such properly constituted and appointed committee exists, is herein referred to as the "COMMITTEE." A majority of the Committee shall constitute a quorum thereof and the actions of a majority of the Committee approved at a meeting at which a quorum is present, or actions unanimously approved in writing by all members of the Committee, shall be the actions of the Committee. Vacancies occurring on the Committee shall be filled by the Board. The Administrator shall have full and final authority (i) to interpret the Plan and each of the Option Agreements and other Award agreements evidencing Phantom Stock, Restricted Shares and Performance Share Units, (ii) to prescribe, amend and rescind rules and regulations, if any, relating to the Plan, (iii) to make all determinations necessary or advisable for the administration of the Plan and (iv) to correct any defect, supply any omission and reconcile any inconsistency in the Plan and any Option Agreement and other Award agreements evidencing Phantom Stock, Restricted Shares and Performance Share Units. The determination by the Administrator in all matters referred to herein shall be conclusive and binding for all purposes and upon all persons, including, without limitation, the Company, the stockholders of the Company, the Administrator, and each of the members thereof, and the Optionees and the Participants and their respective successors in interest.

         7.2 Liability. No member of the Board or any Committee shall be liable for anything done or omitted to be done by him or her or by any other member of the Board or any Committee in connection with the Plan, except for his or her own willful misconduct or gross negligence (unless the Company's Articles of Incorporation or Bylaws, or any indemnification agreement between the Company and such person, in each case in accordance with applicable law, provides otherwise). The Board and any Committee shall have power to engage outside consultants, auditors or other professional help to assist in the fulfillment of the duties or the Board or any Committee under the Plan at the Company's expense.

         7.3 Determinations. In making its determinations concerning the Optionees who shall receive Options and awards of Phantom Stock, Restricted Shares and Performance Share Units and the Participants who shall receive awards of Phantom Stock, Restricted Shares and Performance Share Units as well as the number of shares to be covered thereby and the time or times at which they shall be granted, the Administrator shall take into account the nature of the services rendered by the respective Optionees and Participants, their past, present and potential contribution to the Company's success and such other factors as the Administrator may deem relevant. The Administrator shall determine the form of Option Agreements and other Award agreements evidencing Phantom Stock, Restricted Shares and Performance Share Units under the Plan and the terms and conditions to be included therein, provided such terms and conditions are not inconsistent with the terms of the Plan, the Company's Articles of Incorporation or Bylaws. The Administrator may waive any provisions of any Option Agreement or Award agreement, provided such waiver is not inconsistent with the terms of the Plan, the Company's Articles of Incorporation or Bylaws. The determinations of the Administrator under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options, Phantom Stock, Restricted Shares or Performance Share Units under the Plan, whether or not such persons are similarly situated.

         7.4 Financial Assistance. The Company is vested with authority under this Plan to assist any Participant to whom an Option is granted hereunder in the payment of the purchase price payable on exercise of that Option by lending the amount of such purchase price to such Participant pursuant to a full recourse promissory note on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Administrator. Notwithstanding the foregoing, in the event there is a stated par value of the Common Stock and applicable law requires, the par value of the Common Stock, if newly issued, shall be paid in cash or cash equivalents. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Unless the Board determines otherwise, shares of Common Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Board, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

                                  ARTICLE VIII.
                        AMENDMENT AND TERMINATION OF PLAN

         8.1 Amendment of Plan. The Plan may be amended at any time and from time to time by the Board, but no amendment which (i) increases the aggregate number of shares of Common Stock which may be issued pursuant to Awards granted under the Plan or (ii) changes the class of individuals eligible to be granted Awards, shall be effective unless and until the same is approved by the affirmative vote of the holders of a majority of the shares of the capital stock of the Company entitled to vote thereon, or the written consent of such holders, in accordance with the applicable provisions of the Certificate of Incorporation and Bylaws of the Company and applicable state law. Notwithstanding the foregoing, no amendment to the Plan that has a material, adverse affect on a Participant shall be effective, without the consent of such Participant.

         8.2 Other Award Provisions. Options, Restricted Share awards or Performance Share Units granted under this Plan shall contain such other terms and provisions which are not inconsistent with this Plan as the Board or Committee may authorize, including but not limited to (a) vesting schedules governing the exercisability of such Options, (b) provisions for acceleration of such vesting schedules in certain events, (c) arrangements whereby the Company may fulfill any tax withholding obligations it may have in connection with the exercise of such Options, (d) provisions imposing restrictions upon the transferability of stock acquired on exercise of such Option, whether required by this Plan or applicable securities laws or imposed for other reasons, and (e) provisions regarding the termination or survival of any such Option upon the Optionee's death, retirement or other terminations of Service and the extent, if any, to which any such Option may be exercised after such event. Incentive Options shall contain the terms and provisions required of them under the Code.

         8.3 Termination. The Board may, at any time, terminate the Plan as of any date specified in a resolution adopted by the Board. If not earlier terminated, the Plan shall terminate on April 30, 2012. No Options, Phantom Stock, Restricted Shares or Performance Share Units may be granted or awarded after the Plan has terminated but the Administrator shall continue to supervise the administration of Options, Phantom Stock, Restricted Shares or Performance Share Units previously granted or awarded.

         8.4 Tax Status of Options. To the extent applicable, the Plan is intended to permit the issuance of Incentive Options to Employees in accordance with the provisions of Section 422 of the Code. Subject to the provision of
Section 8.1 of the Plan, the Plan and Option Agreements may be modified or amended at any time, both prospectively and retroactively, and in a manner that may affect Options previously granted, if such amendment or modification is necessary for the Plan and Options granted hereunder to qualify under said provision of the Code. The Option Agreement shall specify whether the Option is an Incentive Option or Nonqualified Option. To the extent that any portion of the Options granted under the Plan do not meet the requirements of Section 422 of the Code or the Option is not specified as an Incentive Option in the Option Agreement, such Options shall be deemed to be Nonqualified Options. Nothing in the Plan shall be deemed to prohibit the issuance of Nonqualified Options to Employees, Directors and Consultants under the Plan.

                                   ARTICLE IX.
                            MISCELLANEOUS PROVISIONS

         9.1 Restrictions Upon Grant of Awards. If the listing upon any stock exchange or the registration or qualification under any federal or state law of any shares of Common Stock to be issued pursuant to an Award granted under the Plan (whether to permit the grant of Awards, the issuance of shares of Common Stock to any Permitted Transferee or the resale or other disposition of any such shares of Common Stock by or on behalf of the Participants receiving such shares) should be or become necessary or desirable, the Board in its sole discretion may determine that delivery of the certificates for such shares of Common Stock shall not be made until such listing, registration or qualification shall have been completed. The Company agrees that it will use its reasonable best efforts to effect any such listing, registration or qualification; provided, however, that the Company shall not be required to use its reasonable best efforts to effect such registration under the Securities Act of 1933 other than on Form S-8 or such other forms as may be in effect from time to time calling for information comparable to that presently required to be furnished under Form S-8. The previous sentence does not grant a Participant registration rights with respect to Common Stock. In no event shall the Company be required to register shares of Common Stock for issuance to a Permitted Transferee and any requested exercise of Options by a Permitted Transferee shall be subject to any applicable prior registration of the shares of Common Stock issuable upon such exercise.

         9.2 Restrictions Upon Resale of Unregistered Stock. Each Participant shall, if the Company deems it advisable, represent and agree in writing (i) that any shares of Common Stock acquired by such Participant pursuant to this Plan will not be sold except pursuant to an effective registration statement under the Securities Act of 1933 or pursuant to an exemption from registration under said Act, (ii) that such Participant is acquiring such shares of Common Stock for his or her own account and not with a view to the distribution thereof and (iii) to such other customary matters as the Company may request. In such case, no shares of Common Stock shall be issued to such Participant unless such Participant provides such representations and agreements and the Company is reasonably satisfied that such representations and agreements are correct.

         9.3 Repurchase by the Company.

                  (a) The Company shall have the right, exercisable within 60 days after the later of (i) the date of Participant's termination of Service to the Company or a Subsidiary or (ii) in the case of an Option, the date of the exercise by any Optionee of the Option pursuant to any provision of this Plan, to purchase any shares of Common Stock that were acquired pursuant to the exercise of an Option under this Plan ("OPTION SHARES") or Restricted Shares (or securities into which any Common Stock has been converted). To the extent that an Optionee holds exercisable Options at the time of termination of Service, the Company may elect to purchase such exercisable Options in the same manner as the Option Shares at a price equal to the Repurchase Price (as hereinafter defined) less the exercise price of such exercisable Options. Notwithstanding the foregoing, the Company's right to purchase shares of Common Stock under this
Section 9 that are not Restricted Shares shall lapse in the event the Company's Common Stock becomes Publicly Traded.

                  (b) The Repurchase Price for the purchase of the Option Shares shall be the Fair Market Value of the Common Stock. The Repurchase Price for the purchase of the Restricted Shares shall be the lesser of (i) the Fair Market Value of the Common Stock underlying the Restricted Shares or (ii) the amount the Participant paid, if any, for the Restricted Shares.

                  (c) To the extent that the Company has the right to purchase Option Shares or Restricted Shares the Company may exercise such right by delivery (upon or within sixty days after the later of Participant's termination of Service to the Company or a Subsidiary or exercise by an Optionee of the Option) of written notice to the Participant (or such other person exercising such Option) stating the full number of Option Shares that the Company has elected to purchase, the purchase price per Option Share or Restricted Share, and the time of purchase (which time shall not be earlier than 5 days from the date of notice). At the time of purchase, the Participant shall deliver the certificate or certificates representing his Option Shares or Restricted Shares to the Company at its offices and shall execute any stock powers or other instruments as may be necessary to transfer full ownership of the Option Shares or Restricted Shares to the Company. At the time of purchase, the Company shall issue its own check within 60 days to the Participant in an amount equal to the aggregate purchase price for the Option Shares or Restricted Shares for which the Company has exercised its right to purchase, less any amounts required to be withheld under applicable laws. In the event of Participant's death or disability, the Company's right to purchase and the manner of purchase shall apply with regard to the Participant's estate, beneficiary, administrator or personal representative.

         9.4 Adjustments. The number of shares of Common Stock of the Company authorized for issuance under the Plan, as well as the price to be paid and the number of shares issued upon exercise of outstanding Options, shall be adjusted by the Company to reflect any stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction.

         9.5 Use of Proceeds. The proceeds from the sale of Common Stock pursuant to Options granted under the Plan shall constitute general funds of the Company and may be used for such corporate purposes as the Company may determine.

         9.6 Substitution of Options.

                  (a) The Administrator may, with the consent of the holder of any Option granted under the Plan, cancel such Option and grant a new Option in substitution therefor, provided that the new Option as so substituted shall satisfy all of the requirements of the Plan as of the date such new Option is granted.

                  (b) Options may be granted under the Plan in substitution for options held by individuals who are employees, directors or consultants of another corporation and who become Employees, Directors or Consultants of the Company or any Subsidiary of the Company eligible to receive Options pursuant to the Plan as a result of a merger, consolidation, reorganization or similar event. The terms and conditions of any Options so granted may vary from those set forth in the Plan to the extent deemed appropriate by the Administrator in order to conform the provisions of Options granted pursuant to the Plan to the provisions of the options in substitution for which they are granted.

         9.7 Restrictive Legends.

                  (a) Certificates representing shares of Common Stock delivered pursuant to the exercise of Options shall bear an appropriate legend referring to the terms, conditions and restrictions described in this Plan. Any attempt to dispose of any such shares of Common Stock in contravention of the terms, conditions and restrictions described in the Plan shall be ineffective, null and void, and the Company shall not effect any such transfer on its books.

                  (b) Any shares of Common Stock of the Company received by an Optionee (or his or her heirs, legatees, distributees or legal representative) as a stock dividend on, or as a result of a stock split, combination, exchange of shares, reorganization, merger, consolidation or otherwise with respect to, shares of Common Stock received pursuant to the exercise of Options, shall be subject to the terms and conditions of the Plan and bear the same legend as the shares received pursuant to the exercise of Options.

         9.8 Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including the Company's initial public, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Common Stock acquired pursuant to this Plan without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "MARKET STAND-OFF"). In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Common Stock acquired under this Plan until the end of the applicable stand-off period. If there is any change in the number of outstanding shares of Common Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Common Stock subject to the Market Stand-Off, or into which such Common Stock thereby become convertible, shall immediately be subject to the Market Stand-Off.

         9.9 Notices. Any notice required or permitted hereunder shall be sufficiently given only if delivered personally, sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company at its principal place of business or sent by a nationally recognized overnight delivery service, and to the Participant at the address on file with the Company at the time of grant hereunder, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.

         9.10 Prior Option Agreements. Each Option Agreement entered into prior to the effective date of this Plan is hereby amended to conform to the provisions of the Plan.

         9.11 Effective Dates and Plan History. In connection with the Share Exchange Agreement entered into by and among the Company, Cinemark USA, Inc. ("CINEMARK USA") and each of the shareholders of Cinemark USA, the Company assumed Cinemark USA's outstanding obligations under the Cinemark USA, Inc. Long Term Incentive Plan (the "CINEMARK USA PLAN"). The Company wished to continue to maintain the Cinemark USA Plan and utilize it to provide future incentives to selected Employees, Directors and Consultants of the Company and Subsidiary. The Board determined that it is in the best interest of the Company and its stockholders to amend and restate the Cinemark USA Plan as provided herein. The Cinemark USA Plan was originally effective December 1, 1998, subject to any required stockholder approval (the "ORIGINAL EFFECTIVE DATE"). This amendment and restatement of the Cinemark USA Plan is effective as of May 17, 2002 (the "AMENDMENT AND RESTATEMENT EFFECTIVE DATE") and applies to all outstanding Awards heretofore granted under the Cinemark USA Plan and all Awards that may be hereafter under the Plan.

         IN WITNESS WHEREOF, upon authorization of the Board of Directors and the Stockholders of the Company entitled to vote, the undersigned has caused the Cinemark, Inc. Long Term Incentive Plan to be executed, as an amendment and restatement of the Cinemark USA, Inc. Long Term Incentive Plan, effective of the 17th day of May, 2002.

                                   CINEMARK, INC.



                                   By:    /s/ LEE ROY MITCHELL
                                          --------------------------------------
                                   Name:  Lee Roy Mitchell
                                   Title: Chairman and Chief Executive Officer